Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

by and among

FINANCE OF AMERICA COMPANIES INC.

and

THE OTHER PARTIES HERETO

Dated as of April 1, 2021

i

ii

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as amended from time to time, the “Agreement”) is dated as of April 1, 2021 and is by and among Finance of America Companies Inc., a Delaware corporation (the “Registrant”), the Blackstone Investors (as defined below), the BL Investors (as defined below) and each other Holder (as defined below) from time to time party hereto.

BACKGROUND

WHEREAS, the Registrant desires to grant registration rights to the Blackstone Investors and the BL Investors on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions.

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“BL Entities” means the entities comprising the BL Investors, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“BL Investors” means the entities listed on the signature pages hereto under the heading “BL Investors.”

“Blackstone Investors” means the entities listed on the signature pages hereto under the heading “Blackstone Investors.”

“Blackstone Entities” means the entities comprising the Blackstone Investors, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“Block Sale” means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.

“Board” means the board of directors of the Registrant.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a statutory holiday under the laws of the United States or the State of New York.

“Common Stock” means the Registrant’s Class A common stock, par value $0.0001 per share.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” shall have the meaning set forth in Section 2.4.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“FOA OpCo” means Finance of America Equity Capital LLC, a Delaware limited liability company.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means (a) each Principal Stockholder, (b) each Other Holder and (c) Transferees of Shares with the rights set forth in Section 4.2(c).

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Joinder Agreement” means an executed joinder to this Agreement from such Person substantially in the form of Exhibit A attached hereto.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“LLC Agreement” means FOA OpCo’s Amended and Restated Limited Liability Company Agreement, dated as of April 1, 2021, as amended from time to time.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in FOA OpCo that may be issued by FOA OpCo in the future that is designated by the Registrant as a “LLC Unit.”

“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 2.4.

“NewCo” has the meaning set forth in Section 4.2(d).

“Other Holder” means (a) each Holder, if any, other than a Principal Stockholder, and (b) any Transferee to whom the rights and obligations of an “Other Holder” under this Agreement are assigned pursuant to Section 4.2 and who executes a Joinder Agreement as an “Other Holder” and in each case, is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“PIPE Subscription Agreements” means those certain subscription agreements, each dated October 12, 2020, entered into by and among the Registrant, Replay Acquisition Corp., BTO Urban Holdings LLC, Libman Family Holdings LLC, Finance of America Equity Capital LLC and the Persons identified therein as “Subscribers.”

“Principal Stockholder” means (a) any Blackstone Entity, (b) any BL Entity and (c) any Transferee to whom the rights and obligations of a “Principal Stockholder” under this Agreement are assigned pursuant to Section 4.2 and who executes a Joinder Agreement as a “Principal Stockholder” and in each case, is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

“Public Offering” shall mean a public offering and sale of Common Stock of the Registrant for cash, other than by the Registrant, pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” means all Shares, provided that such Shares will cease to be Registrable Securities when:

(a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such registration statement;

(b) such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; or

(c) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a) all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses);

(d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e) the fees and disbursements of counsel for the Registrant and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f) any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Registrant so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(g) any fees and disbursements of counsel (including the fees and disbursements of one separate outside counsel (and local and special counsel, to the extent necessary) for each Principal Stockholder) incurred in connection with any registration statement or registered offering covering Registrable Securities held by the Holders;

(h) all fees and expenses of one accountant selected by the Holders of a majority of the Registrable Securities being registered;

(i) the costs and expenses of the Registrant relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(j) any other fees and disbursements customarily paid by the issuers of securities.

“Registrant” has the meaning set forth in the preamble.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shares” means (i) all shares of Common Stock of the Registrant held by Holders from time to time, including any Shares held by Persons who are or become parties to this agreement by the execution and delivery of a Joinder Agreement, (ii) any Shares or other securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of any of the foregoing Shares or other securities held by such Holder, including LLC Units and (iii) any other securities issued or transferred in exchange for or upon conversion of any of the foregoing Shares as a result of a merger, consolidation, reorganization or otherwise and any other securities issued to any other holders of Shares in connection with any such transaction.

“Transfer” (including its correlative meanings, “Transferor,” “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Valid Business Reason” has the meaning set forth in Section 2.7(b).

“WKSI” means a well-known seasoned issuer, as defined in the SEC’s Rule 405.

Section 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Right to Demand a Non-Shelf Registered Offering. Upon the demand of any Principal Stockholder, the Registrant will, in each case, subject to Section 2.12, facilitate in the manner described in this Agreement a non-shelf registered offering of the Registrable Securities requested by such Principal Stockholder to be included in such offering. Any demanded non-shelf registered offering may, at the Registrant’s option, include Common Stock of the Registrant to be sold by the Registrant for its own account and will also include Registrable Securities to be sold by Holders that exercise their related piggyback rights in accordance with this Agreement. Promptly upon receiving any demand (but in no event, more than 90 days after receipt of a demand for such registration), the Registrant shall use its reasonable best efforts to file a registration statement relating to such demand. The Registrant shall use its reasonable best efforts to cause such registration to promptly be declared effective under (x) the Securities Act and (y) the blue sky laws of such jurisdictions as any participating Holder or any underwriter, if any, reasonably requests.

Section 2.2 Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Registrable Securities covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights by a Principal Stockholder or at the initiative of the Registrant or holders not party to this Agreement), any non-demanding Holder may exercise piggyback rights to have included in such offering Registrable Securities held by it. The Registrant will facilitate in the manner described in this Agreement any such non-shelf registered offering.

Section 2.3 Right to Demand and be Included in a Shelf Registration. Upon the demand of a Principal Stockholder, subject to Section 2.12, when the Registrant is eligible to sell its Common Stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act whether on Form S-1, Form S-3 or a successor form, the Registrant will facilitate in the manner described in this Agreement a shelf registration of the Registrable Securities requested by such Principal Stockholder to be included in such shelf registration. Promptly upon receiving any demand (but in no event more than 45 days in the case of a shelf registration on Form S-1 or 30 days in the case of a shelf registration on Form S-3 after receipt of a demand for such registration), the Registrant shall use its reasonable best efforts to file a registration statement relating to such demand. The Registrant, shall use its reasonable best efforts to cause such registration to promptly be declared effective under (x) the Securities Act and (y) the blue sky laws of such jurisdictions as any participating Holder or any underwriter, if any, reasonably requests. Any shelf registration filed by the Registrant covering Common Stock (whether pursuant to a Principal Stockholder’s demand or the initiative of the Registrant) will cover Registrable Securities held by each of the Holders as may be specified by the Principal Stockholders, and solely to the extent permitted by this Agreement. If at the time of such request the Registrant is a WKSI, such shelf registration would, at the request of a Principal Stockholder, cover an unspecified number of Registrable Securities to be sold by the Registrant and the Holders.

Section 2.4 Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of a Principal Stockholder (the “Demand Party”), the Registrant will, in each case, facilitate in the manner described in this Agreement a “takedown” off of an effective shelf registration statement of the Registrable Securities requested by the Demand Party to be included in such takedown. In connection with the exercise by the Demand Party of a demand right pursuant to this Section 2.4, the Demand Party shall also deliver the applicable demand request to (i) each Principal Stockholder other than the Demand Party, and, subject to the limitations in Section 2.12, the Demand Party shall permit each other Principal Stockholder to include all or a portion of its Registrable Securities in the “takedown” if such Principal Stockholder notifies the Demand Party and the Company within one day after delivery of the demand request to such Principal Stockholder of its election to participate (which election shall specify the number of Registrable Securities intended to be disposed of by such Principal Stockholder) and (ii) where the contemplated plan of distribution includes a customary “road show” or other substantial marketing effort by the Registrant and the underwriters (a “Marketed Underwritten Shelf Offering”), any Other Holders of Registrable Securities included on the applicable shelf registration statement and, subject to the limitations in Section 2.12, the Demand Party shall permit each such Other Holder to include all or a portion of its Registrable Securities in the Marketed Underwritten Shelf Offering if such Other Holder notifies the Demand Party and the Company within one day after delivery of the demand request to such Other Holder of its election to participate (which election shall specify the number of Registrable Securities intended to be disposed of by such Other Holder). For the avoidance of doubt, any proposed offer and sale of Registrable Securities to one or more purchasers or underwriters by means of a block trade, bought deal or direct sale shall not be deemed to be a Marketed Underwritten Shelf Offering. Notwithstanding the foregoing, a Principal Stockholder may not demand a shelf takedown for an offering that will result in the imposition of a lockup on the Registrant and the Holders unless the Registrable Securities requested to be sold in such takedown have an aggregate market value (based on the most recent closing price of the Shares at the time of the demand) of at least $50 million.

Section 2.5 Right to Reload a Shelf. Upon the written request of a Principal Stockholder, the Registrant will, in each case, file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of Registrable Securities previously taken down off of such shelf and not yet “reloaded” onto such shelf (or such higher number as may be agreed by such Principal Stockholder). The Holders and the Registrant will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner.

Section 2.6 Effective Registration. The Registrant shall, with respect to each demand registration, use its reasonable best efforts to cause the registration statement to remain effective for not less than 180 consecutive days (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn), or if (i) such registration is a shelf registration on Form S-1 until such shelf registration is amended or replaced by a shelf registration on Form S-3 (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn) or (ii) such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 2.7 Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. No Principal Stockholder shall be subject to such lockup arrangements to the extent such Principal Stockholder holds less than 5% of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares). If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued; provided, that any such offering will not be deemed to be “pursued” if such offering has not been consummated within 45 days of the date on which the registration statement with respect to such offering was declared effective. Notwithstanding anything in this Agreement to the contrary, the Holders will not have piggyback or other registration rights with respect to (i) registered primary offerings by the Registrant (A) covered by a Form S-8 registration statement or a successor form applicable solely to employee benefit-related offers and sales, (B) where the securities are not being sold for cash or (C) where the offering is a bona fide offering of securities other than Common Stock, even if such securities are convertible into or exchangeable or exercisable for Common Stock that are registered as part of such offering; or (ii) any registration statement filed pursuant to the terms of the PIPE Subscription Agreements.

(b) The Registrant may postpone the filing (but not the preparation) of a demanded registration statement or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 60 days if the Board of the Registrant reasonably determines in good faith that such registration or offering could materially interfere with a bona fide business or financing transaction of the Registrant (a “Valid Business Reason”) or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Registrant. The blackout period will end upon the earlier to occur of, (i) in the case of a Valid Business Reason, a date that is five Business Days after such Valid Business Reason no longer exists, but in no event, not later than 60 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Registrant of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed. Notwithstanding the foregoing, the Registrant shall not be permitted to suspend or withdraw a registration statement more than once during any twelve (12)-month period or for a period exceeding 60 days on any one occasion. In the case of an event that causes the Registrant to delay the filing of a demanded registration statement or to suspend the use of the effectiveness of a shelf registration statement, the Registrant shall give a notice to the demanding Holder or the holders of Registrable Securities registered pursuant to such shelf registration statement, as applicable, stating generally the basis for the notice and that such delay or suspension. Notwithstanding any provision herein to the contrary, if the Registrant provides a notice with respect to the delay in filing a demanded registration statement or the suspension of the effectiveness of a shelf registration statement, the Registrant agrees that it shall extend the period of time during which any such registration statement shall be maintained effective pursuant to this Agreement by the number of days during which such delay or suspension was continuing.

Section 2.8 Notifications Regarding Registration Statements. In order for a Principal Stockholder to exercise its right to demand that a registration statement be filed, it must so notify the Registrant in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Registrant will keep the Holders contemporaneously apprised of any registration or shelf takedown of Registrable Securities, with respect to which a piggyback right provided under this Agreement is available in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Registrant’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Holders be notified by the Registrant of an anticipated filing of a registration statement (whether pursuant to a demand made by a Principal Stockholder or at the Registrant’s own initiative or at the initiative of other holders not party to this Agreement) no later than 5:00 pm, New York City time, on the date that is two Business Days prior to the date on which the registration statement is intended to be filed. Each Principal Stockholder and the Registrant agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Principal Stockholders of such first Principal Stockholder’s or the Registrant’s intention to file or cause the filing of a registration statement; provided, however, that none of the Principal Stockholders or the Registrant shall be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect.

(a) Subject to any required public disclosure and applicable legal requirements, the parties will maintain the confidentiality of these discussions.

Section 2.9 Notifications Regarding Registration Piggyback Rights. Any Holder wishing to exercise its piggyback rights with respect to a non-shelf registration statement must notify the Registrant and the other Holders of the number of Registrable Securities it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is required in connection with a shelf registration statement, as Registrable Securities held by all Holders will be included subject to the limitations described in Section 2.3.

Section 2.10 Notifications Regarding Demanded Underwritten Takedowns.

(a) In order for a Principal Stockholder to exercise its right to demand an underwritten takedown of Registrable Securities off a shelf registration statement, it must so notify the Registrant in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Registrant will keep the Holders contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown with respect to which a piggyback right is provided under this Agreement (and in the case of Other Holders excluding, for clarity, any such shelf takedown that is not a Marketed Underwritten Shelf Offering) in order that they may have a reasonable opportunity to exercise their related piggyback rights. In the case of a Marketed Underwritten Shelf Offering, without limiting the Registrant’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Holders be notified by the Registrant the date that is two Business Days prior to the date on which the preliminary prospectus or prospectus supplement is intended to be used in connection with such offering. Each Principal Stockholder and the Registrant agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Principal Stockholders of such first Principal Stockholder’s or the Registrant’s intention to deliver a takedown notice; provided, however, that none of the Principal Stockholders or the Registrant shall be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect.

(b) Any Holder wishing to exercise its piggyback rights with respect to an Marketed Underwritten Shelf Offering must notify the Registrant and the other Holders of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Subject to any required public disclosure and applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

Section 2.11 Plan of Distribution, Underwriters and Counsel. If a majority of the Shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Registrant for its own account (for clarity, excluding Shares to be sold by the Registrant for its own account to the extent the proceeds from such sale will be used to purchase LLC Units from Holders), the Registrant will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Holders holding a majority of the Registrable Securities requested to be included in such offering will be entitled to determine the plan of distribution and select the managing underwriters, and such majority will also be entitled to select counsel for the selling Holders (which may be the same as counsel for the Registrant). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect or resales by transferee Holders.

Section 2.12 Cutbacks. If the managing underwriters advise the Registrant and the selling Holders that, in their reasonable opinion, the number of Shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the Shares being offered, such offering will include only the number of Shares that the underwriters advise can be sold in such offering without such adverse effect. If the Registrant is selling Shares for its own account in such offering (for clarity, excluding Shares to be sold by the Registrant for its own account to the extent the proceeds from such sale will be used to purchase LLC Units from Holders), and the offering is not being made on account of a demand by a Principal Stockholder, the Registrant will have first priority and to the extent of any remaining capacity, unless otherwise determined by each Principal Stockholder who requested to sell Registrable Securities in such offering, the selling Holders will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering, without distinguishing between Holders based on who made the demand for such offering or who is exercising piggyback rights. In all other cases, the Holders will have first priority, and unless otherwise determined by each Principal Stockholder who requested to sell Registrable Securities in such offering, the selling Holders will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering, without distinguishing between Holders based on who made the demand for such offering or who is exercising piggyback rights.

Section 2.13 Lockups. In connection with any underwritten offering of Registrable Securities, the Registrant and each Holder will agree (in the case of Holders, with respect to Registrable Securities respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to by Holders holding a majority of Registrable Securities being sold by all Holders. If required by the Principal Stockholders, each Holder in the case of an underwritten public offering shall enter into lockup agreements with the managing underwriter(s) of such underwritten public offering in such form as agreed to by the Principal Stockholders. The Registrant shall cause its executive officers, directors and managers (as applicable) and shall use reasonable best efforts to cause other holders of Shares who beneficially own (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) 5% or more of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares) and holders of any of the Shares participating in such offering, to enter into lockup agreements that contain restrictions that are no less restrictive than the restrictions contained in the lockup agreements executed by Holders. Notwithstanding the foregoing, (i) Holders shall not be subject to such lockup arrangements unless such Holders had the right to participate in the offering and (ii) the Blackstone Entities and the BL Entities shall not be subject to such lockup arrangements so long as they respectively hold less than 5% of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares).

Section 2.14 Withdrawals. Even if shares held by a Holder have been part of a registered underwritten offering, such Holder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account.

Section 2.15 Expenses. All Registration Expenses incurred in connection with any registration statement or registered offering covering Registrable Securities held by Holders will be borne by the Registrant. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Shares sold for the account of a Holder will be borne by such Holder.

Section 2.16 Facilitating Registrations and Offerings.

(a) If the Registrant becomes obligated under this Agreement to facilitate a registration and offering of Registrable Securities on behalf of Holders, the Registrant will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Registrant of Shares for its own account. Without limiting this general obligation, the Registrant will fulfill its specific obligations as described in this Section 2.16.

(b) In connection with each registration statement that is demanded by a Principal Stockholder or as to which piggyback rights otherwise apply, the Registrant will:

(i) prepare and file all required filings with the SEC and FINRA, including preparing and filing with the SEC a registration statement (including all required exhibits and financial statements) covering the applicable Shares, file amendments thereto as warranted, seek the effectiveness thereof, and file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Holders and as necessary, (a) to comply with the provisions of the applicable securities laws, (b) permit the offer and sale of the such Shares in accordance with the applicable plan of distribution and (c) to keep such registration effective for the period of time required by this Agreement;

(ii) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Holders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; make such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Holders or the underwriter or the underwriters may request; and make such of the representatives of the Registrant as shall be reasonably requested by the selling Holders or any underwriter available for discussion of such documents;

(iii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Holders and underwriters; make such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such underwriter shall request; and make such of the representatives of the Registrant as shall be reasonably requested by such counsel available for discussion of such document;

(iv) cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v) notify each Holder and its respective counsel promptly, and, if requested by such Holder, confirm such advice in writing, (A) when any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus has been filed, (B) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 of the Securities Act, (C) of any comment letter or request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (D) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (E) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Registrant is a party, the representations and warranties of the Registrant contained in such agreement cease to be true and correct in all material respects or if the Registrant receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (F) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) promptly notify the participating Holders and the managing underwriter or underwriters, if any, when the Registrant becomes aware of the happening of any event as a result of which the applicable registration statement or the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the registration statement, or, if for any reason it shall be necessary during such time period to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such registration statement or prospectus which shall correct such misstatement or omission or effect such compliance;

(vii) to the extent the Registrant is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Registrant files any shelf registration statement, the Registrant shall include in such shelf registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment;

(viii) promptly incorporate in a prospectus supplement, Issuer Free Writing prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(ix) to use reasonable best efforts to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration of the Shares complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading

(x) furnish counsel for each underwriter, if any, and for the Holders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(xi) otherwise use all reasonable best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(xii) use all reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

(xiii) not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities and if applicable, provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xv) provide and cause to be maintained a transfer agent and registrar for all Shares covered by a registration statement from and after a date not later than the effective date of such registration statement; and

(xvi) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

(c) In connection with any non-shelf registered offering or shelf takedown that is demanded by a Principal Stockholder or as to which piggyback rights otherwise apply, the Registrant will:

(i) cooperate with the selling Holders and the sole underwriter or managing underwriter of an underwritten offering, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends; and enable such Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, may reasonably request at least two Business Days prior to any sale of such Shares;

(ii) furnish to each Holder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Shares; the Registrant hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Holder and underwriter in connection with the offering and sale of the Shares covered by the prospectus or the preliminary prospectus;

(iii) use all reasonable best efforts to register or qualify the Shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Holder holding Registrable Securities covered by a registration statement, shall reasonably request; use all reasonable best efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided that the Registrant shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Shares in connection therewith) in any such jurisdiction;

(iv) use all reasonable best efforts to cause the Shares being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any Holder, in which case the Registrant will cooperate in all reasonable respects with the filing of the applicable registration statement and the granting of such approvals, as may be necessary to enable any Holder or the underwriter, if any, to consummate the disposition of such Shares;

(v) cause all Shares being sold to be qualified for inclusion in or listed on the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange on which Shares issued by the Registrant are then so qualified or listed and on each inter-dealer quotation system on which any of the Registrant’s securities are then quoted if so requested by the Holders, or if so requested by the underwriter or underwriters of an underwritten offering of Shares, if any;

(vi) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(vii) use all reasonable best efforts to facilitate the distribution and sale of any Shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Holders or the lead managing underwriter of an underwritten offering; and

(viii) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Shares and in connection therewith:

(A) make such representations and warranties to the selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(B) obtain opinions of counsel to the Registrant and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(C) obtain (a) “comfort” letters and updates thereof from the Registrant’s independent certified public accountants addressed to the selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “comfort” letters to underwriters in connection with primary underwritten offerings and (b) the required consents from the Registrant’s independent certified public accountants, and if applicable, independent auditors to include the accountant’s or auditors’ report, as applicable, relating to the specified financial statements in the registration statement and to be named as an expert in the registration statement; and

(D) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of Shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

(d) In connection with each registration and offering of Shares to be sold by Holders, the Registrant will, in accordance with customary practice, make available for inspection by representatives of the Holders and underwriters and any counsel or accountant retained by such Holder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Registrant and cause appropriate officers, managers, employees, outside counsel and accountants of the Registrant to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise and to otherwise facilitate and cooperate with the preparation of registration statement and prospectuses and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations).

(e) Each Holder that holds Shares covered by any registration statement will furnish to the Registrant such information regarding itself as is required to be included in the registration statement or prospectus by the requirements of the Securities Act, the ownership of Shares by such Holder and the proposed distribution by such Holder of such Shares as the Registrant may from time to time reasonably request in writing.

Section 2.17 In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Registrant will, subject to applicable lockups, work with such Holder and the Registrant’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a shelf registration statement covering such distributed Shares.

Section 2.18 Additional Undertaking. The Registrant shall include, in any Registration Statement (as such term is defined in the PIPE Subscription Agreements), any (a) shares of Common Stock and (b) any shares of Common Stock underlying warrants, in either case which are distributed (or distributable) to Lance West or any of his Affiliates by Replay Sponsor, LLC on account of the ownership interest in Replay Sponsor, LLC by any such Person (and any other securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of any such shares, and any other securities issued or transferred in exchange for or upon conversion of any of the foregoing shares as a result of a merger, consolidation, reorganization or otherwise and any other securities issued to any other holders of shares of Common Stock in connection with any such transaction), and the Registrant agrees that each such Person shall otherwise be entitled to all of the rights and benefits applicable to a “Subscriber” under Section 4 of the PIPE Subscription Agreements as if such Person were a Subscriber thereunder and the shares of Common Stock (and any other securities described in this sentence) were “Shares” thereunder; provided that the Registrant’s obligation to include such securities in such Registration Statement shall be subject to the same conditions applicable to a Subscriber under Section 4.1 of the PIPE Subscription Agreement.

ARTICLE III

INDEMNIFICATION

Section 3.1 Indemnification by the Registrant. In the event of any registration of any Registrable Securities of the Registrant under the Securities Act pursuant to Article II, the Registrant hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective members, directors, officers, shareholders, employees, advisors, agents and general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, an “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, penalties, judgments, suits, costs, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Registrant or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Registrant or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Registrant will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, penalties, judgments, suits, costs, claim, liability, action or proceeding; provided that the Registrant will not be liable to any Indemnified Party in any such case to the extent that any such loss, penalties, judgments, suits, costs, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Registrant by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Registrable Securities by such Holder or any termination of this Agreement.

Section 3.2 Indemnification by the Holders. The Registrant may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article II, that the Registrant shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Registrant, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Registrant by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Registrant or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Registrable Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or Section 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

Section 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, penalties, judgments, suits, costs, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5 Non-Exclusivity. The obligations of the parties under this Article IV will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV

OTHER

Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by email, in each case, to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Registrant:

Finance of America Companies Inc.
909 Lake Carolyn Parkway, Suite 1550
Irving, Texas 75039
Attention: Anthony W. Villani, Chief Legal Officer
Email: [email address]

if to the Blackstone Investors:

The Blackstone Group Inc.
345 Park Avenue
New York, New York 10154
Attention: Menes Chee
Email: [email address]

if to the BL Investors:

c/o Libman Family Holdings, LLC
[address]
Attention: Brian Libman
Email: [email address]

Section 4.2 Transfer Rights.

(a) Each Principal Stockholder may transfer, in its sole discretion, all or any portion of its rights under this Agreement to any Transferee of its Registrable Securities, whereupon such Transferees shall become a party to this Agreement. Any such Transfer of registration rights will be effective upon receipt by the Registrant of (i) written notice from such Principal Stockholder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a Joinder Agreement from such Person to be bound by the terms of this Agreement as a “Principal Stockholder” or “Other Holder,” as applicable. The Registrant and the transferring Principal Stockholder will notify the other Principal Stockholders as to who the Transferees are and the nature of the rights so transferred.

(b) In the event the Registrant engages in a merger or consolidation in which the Registrable Securities are converted into securities of another Registrant, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Registrant in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Registrant will, unless Holders then holding a majority of the Registrable Securities otherwise agree, use its reasonable best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

(c) In the case of an in-kind distribution of Shares pursuant to Section 2.17 of this Agreement with an ability to resale Shares off of a shelf registration statement, such in-kind transferees will, as transferee Holders, be entitled to the rights under this Agreement applicable to the Shares so transferred. In that regard, however, in-kind transferees will not be given demand or piggyback rights; rather their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Registrant or the other Holders, and as to which no lockup will arise.

(d) In the event that the Registrant effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Holder will receive equity interests in any such NewCo as part of such separation, the Registrant shall cause any such NewCo to enter into a registration rights agreement with each such Holder that provides each such Holder with registration rights vis-à-vis such NewCo that are substantially identical to those set forth in this Agreement..

Section 4.3 Current Public Information. At all times after the Registrant has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Registrant shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Registrant shall deliver to any holder of restricted securities under Rule 144 a written statement as to whether it has complied with such requirements.

Section 4.4 Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, stockholders, general partners, limited partners, advisory directors or managing directors, or any directors or officers of any members, stockholders, general or limited partners, advisory directors or managing directors, nor any future members, stockholders, general partners, limited partners, advisory directors, or managing directors, if any, of any Holder shall have any personal liability for performance of any obligation of such Holder under this Agreement in excess of the respective capital contributions of such members, stockholders, general partners, limited partners, advisory directors or managing directors to such Holder.

Section 4.5 No Inconsistent Agreements. The Registrant will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted under or otherwise conflicts with the provisions of this Agreement.

Section 4.6 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified, or any provision waived, only by a written instrument executed by the Registrant and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided that: (i) any amendment or waiver that would have an adverse effect on any Principal Stockholder shall require the written consent of such Principal Stockholder; and (ii) any amendment or waiver which adversely affects the economic interests of any Holder hereunder, or increase the obligations of any Holder, disproportionately to other Holders shall require the written consent of such Holder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.7 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, however, that the parties hereto acknowledge and agree that Lance West is an intended third-party beneficiary of the provisions of Section 2.18 of this Agreement.

Section 4.8 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles.

Section 4.9 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH

OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

Section 4.10 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

Section 4.11 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.12 Entire Agreement. This Agreement, the LLC Agreement and any agreement executed on or around the date hereof set forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein, the LLC Agreement and any agreement executed on or around the date hereof. This Agreement, the LLC Agreement and any agreement executed on or around the date hereof supersede all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.13 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

Section 4.15 Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Registrant and countersigned by such Holder.

Section 4.16 Registrant. The Registrant shall take all actions required to cause the Registrant and its successors or assigns to (a) become bound by and subject to the terms of this Agreement and (b) comply with all its obligations hereunder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

REGISTRANT:

FINANCE OF AMERICA COMPANIES INC.

By:	/s/ Patricia L. Cook
Name:	Patricia L. Cook
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

BLACKSTONE INVESTORS:

BLACKSTONE TACTICAL OPPORTUNITIES FUND (URBAN FEEDER) – NQ L.P.

By: BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES – NQ L.L.C., its general partner

By: BTOA – NQ L.L.C., its sole member

By:	/s/ Christopher J. James
Name: Christopher J. James Title: Authorized Person

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES – NQ L.L.C.

By: BTOA – NQ L.L.C., its sole member

By:	/s/ Christopher J. James
Name: Christopher J. James Title: Authorized Person

BTO URBAN HOLDINGS L.L.C.

By:	/s/ Menes Chee
Name: Menes Chee Title: Authorized Person

[Signature Page to Registration Rights Agreement]

BTO URBAN HOLDINGS II L.P.

By:	Blackstone Tactical Opportunities Associates – NQ L.L.C., its general partner

By:	BTOA – NQ L.L.C., its sole member

By:	/s/ Christopher J. James
Name: Christopher J. James Title: Authorized Person

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP – NQ – ESC L.P. By: BTO – NQ SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James Title: Authorized Person

[Signature Page to Registration Rights Agreement]

BL INVESTORS: LIBMAN FAMILY HOLDINGS LLC

By:	/s/ Brian L. Libman
Name: Brian L. Libman Title: Manager

THE MORTGAGE OPPORTUNITY GROUP LLC

By:	/s/ Brian L. Libman
Name: Brian L. Libman Title: Manager

[Signature Page to Registration Rights Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to the Registration Rights Agreement, dated as of April 1, 2021, by and among Finance of America Companies Inc., a Delaware corporation (the “Company”), and the other parties thereto, as amended and restated, restated, amended, supplemented or otherwise modified from time to time (the “Registration Rights Agreement”). Capitalized terms used, but not defined, in this Joinder Agreement shall have the meanings ascribed to them in the Registration Rights Agreement.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby agrees to become a party to the Registration Rights Agreement, to succeed to all of the rights and obligations of an “[Other Holder][Principal Stockholder]” and to be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the [___] day of [___________], 20[__].

[NAME]

By:
Name:
Title:

Address for notice purposes in accordance with Section 4.1 of the Registration Rights Agreement:

Attention: _____________________________
Email: ____________________________

ACKNOWLEDGED AND AGREED TO

FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title: